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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 7, 2004


                               VECTREN CORPORATION
             (Exact name of registrant as specified in its charter)


     Commission    Registrant, State of Incorporation,         I.R.S Employer
       File No.       Address, and Telephone Number         Identification No.

       1-15467            Vectren Corporation                   35-2086905
                        (An Indiana Corporation)
                         20 N.W. Fourth Street,
                       Evansville, Indiana 47708
                            (812) 491-4000

       1-16739        Vectren Utility Holdings, Inc.            35-2104850
                        (An Indiana Corporation)
                         20 N.W. Fourth Street,
                       Evansville, Indiana 47708
                            (812) 491-4000

         Former name or address, if changed since last report: N/A

Item 5.  Other Events and Regulation FD Disclosure


Indiana Gas Company, Inc. (Indiana Gas) and Southern Indiana Gas and Electric Company (SIGECO), are direct, wholly owned subsidiaries of Vectren Utility Holdings, Inc. (VUHI). VUHI is a direct, wholly owned subsidiary of Vectren Corporation (Vectren or the Company).


On May 7, 2004, both Indiana Gas and SIGECO filed with the U.S. Securities and Exchange Commission (SEC) Form 15, "Certification and Notice of Termination of Registration Under Section 12(g) of the Securities Exchange Act of 1934 or Suspension of Duty to File Reports Under Sections 13 and 15(d) of the Securities Exchange Act of 1934". SIGECO filed a Form 15 with respect to its 1) Common Stock - Without Par and 2) First Mortgage Bonds. Indiana Gas filed a Form 15 with respect to its 1) Common Stock - Without Par and 2) Senior Unsecured Notes. Copies of the respective Form 15 are furnished as Exhibits 99-1 through 99-4 to this Current Report.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          VECTREN CORPORATION
                                          VECTREN UTILITY HOLDINGS, INC.

May 7, 2004


                                                   By:  /s/ M. Susan Hardwick
                                                   -----------------------------
                                                   M. Susan Hardwick
                                                   Vice President and Controller

                                INDEX TO EXHIBITS

The following Exhibits are furnished as part of this Report to the extent described in Item 9:



 Exhibit          Description
 Number

  99-1           SIGECO's Form 15 with respect to its Common Stock - Without Par

  99-2           SIGECO's Form 15 with respect to its First Mortgage Bonds

  99-3           Indiana Gas' Form 15 with respect to its Common Stock -
                 Without Par

  99-4           Indiana Gas' Form 15 with respect to its Senior Unsecured Notes